SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 9, 2004

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                     001-16533             63-1261433
(State of Incorporation)       (Commission File No.)   (IRS Employer I.D. No.)


     100 Brookwood Place, Birmingham, Alabama                 35209
       (Address of Principal Executive Office )             (Zip code)


       Registrant's telephone number, including area code: (205) 877-4400


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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION

On November 9, 2004 we filed a press release reporting the results of our operations for the quarter and nine months ended September 30, 2004

Item 9.01      Financial Statements and Exhibits

               a.   None

               b.   None

               c. We are furnishing the following document as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation 8-K:

               99.1 Press release reporting results of our operations for the quarter and nine months ended September 30, 2004, issues on November 9, 2004.



We are furnishing the exhbit to this Form 8-K in accordance with items 2.02. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 9, 2004



                                            PROASSURANCE CORPORATION





                                            By:  /s/ Howard H. Friedman
                                            ---------------------------------
                                                     Howard H. Friedman
                                                     Chief Financial Officer

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